OCC CASH RESERVES, INC.

                       SUPPLEMENT DATED DECEMBER 7, 2001,
                     TO THE PROSPECTUS DATED MARCH 30, 2001


                          NEW YORK MUNICIPAL PORTFOLIO




In addition to the contractual fee-waiver that is currently in effect, OpCap Advisors, the adviser to OCC Cash Reserves, Inc., currently intends to waive 25 basis points (.25% of average daily net assets) from its management fee on the New York Municipal Portfolio. This waiver, which is effective immediately, may be terminated by OpCap Advisors at any time without notice. When the voluntary fee waiver is in effect, the yield on the portfolio will be higher than it would have been in the absence of the waiver.





















File no. 811-05731